SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C. 20549

                  ----------------------

                         FORM 8-K

                      CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29,
1997

TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC. (under a
Pooling and Servicing Agreement dated as of December 31,
1996, which Trust is the Issuer of Block  Mortgage Finance
Asset Backed Certificates, Series 1997-1)
 (Exact name of registrant as specified in its charter)


                                       New York
                              (State or other jurisdiction of incorporation)



333-14041                                                    Applied For
(Commission File Number)                       (IRS Employer Identification No.)

3 Park Plaza, Irvine, California
Attention:  Block Mortgage Finance
               Asset Backed Certificates, Series 1997-1                92614
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: 714-253-7575


                              Not applicable
(Former name or former address, if changed since last report)

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS

Exhibit 1     Underwriting Agreement Relating to Block Mortgage
              Finance Asset Backed Certificates, Series 1997-1

Exhibit 4     Pooling and Servicing Agreement Relating to Block
              Mortgage Finance Asset Backed Certificates,
              Series 1997-1

Exhibit 99,1 Certificate Guaranty Insurance Policy, Policy Number 23004, Relating to Block Mortgage Finance Asset Backed Certificates, Series 1997-1, Class A-1, Class A-2, and Class A-3 Certificates

Exhibit 99.2  Certificate Guaranty Insurance Policy, Policy
              Number 23005, Relating to Block Mortgage Finance
              Asset Backed Certificates, Series 1997-1, Class
              A-4 Certificates




   [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                        SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       BLOCK MORTGAGE FINANCE, INC.


                       By:  /s/ Bret G. Wilson
                           Name: Bret G. Wilson
                           Title:  Vice President, Secretary and Director




Date: February 13, 1997

                       EXHIBIT INDEX



     Exhibit No.                    Description

         1                          Underwriting Agreement
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-1

         4                          Pooling and Servicing
                                    Agreement Relating to
                                    Block Mortgage Finance
                                    Asset Backed
                                    Certificates, Series
                                    1997-1

         99.1                       Certificate Guaranty
                                    Insurance Policy,
                                    Policy Number 23004,
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-1, Class
                                    A-1, Class A-2, and
                                    Class A-3 Certificates

         99.2                       Certificate Guaranty
                                    Insurance Policy,
                                    Policy Number 23005,
                                    Relating to Block
                                    Mortgage Finance Asset
                                    Backed Certificates,
                                    Series 1997-1, Class
                                    A-4 Certificates